UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 MANAGED FUTURES STRATEGY FUND
(INVESTOR CLASS: AMFQX)
(CLASS I: AMFZX)

361 GLOBAL LONG/SHORT EQUITY FUND
(INVESTOR CLASS: AGAQX)
(CLASS I: AGAZX)
(CLASS Y: AGAWX)

361 GLOBAL COUNTER-TREND FUND
(INVESTOR CLASS: AGFQX)
(CLASS I: AGFZX)

361 MACRO OPPORTUNITY FUND
(INVESTOR CLASS: AGMQX)
(CLASS I: AGMZX)

ANNUAL REPORT
October 31, 2015

361 Funds
Each a series of Investment Managers Series Trust

Table of Contents

Fund Commentary	1
Fund Performance	8
Schedules of Investments	14
Statements of Assets and Liabilities	35
Statements of Operations	39
Statements of Changes in Net Assets	41
Statement of Cash Flows	45
Financial Highlights	46
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	70
Supplemental Information	71
Expense Examples	76

Investing involves risk, including possible loss of principal. Futures prices may be very volatile. The small margin required for futures contracts magnifies the effect of market volatility and allows the loss from a contract potentially to exceed the Fund's initial investment. The potential loss from a short sale is theoretically unlimited since the appreciation of the underlying asset also is theoretically unlimited. Small- and mid-sized company securities tend to be less liquid and more volatile than those of large companies. Bond prices generally fall when interest rates rise. High-yield bonds have higher default rates. Prices of commodities and related contracts may be very volatile for a variety of reasons, and may be difficult to liquidate in volatile markets. The 361 Macro Opportunity Fund's commodity-related investments potentially may generate too much “non-qualifying income” that would jeopardize the Fund's status as a “regulated investment company,” with significant adverse tax consequences for the Fund or its shareholders. Foreign investment entails additional risk from adverse changes in currency exchange rates, lax regulation, and potential market instability. Frequent trading by a Fund may reduce returns and increase the number of taxable transactions. Concentration of its portfolio in relatively few issuers may make a Fund more volatile than a diversified fund.

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361funds.com

Commentary for 361 Managed Futures Strategy Fund

For the 12 months ending October 31, 2015, the S&P 500 gained 5.20%, the Barclays Capital Aggregate Bond Index gained 1.96%, and the Citigroup 3 Month T-Bill Index gained 0.02%. Managed futures strategies also had a positive year, with the Morningstar U.S. Open End Managed Futures Category Average gaining 4.19%, while the HFRX Macro: Systematic Diversified CTA Index gained 1.50%.

The 361 Managed Futures Strategy Fund, Class I shares gained 1.42% for the fiscal year ending October 31, 2015, underperforming the Morningstar average. This resulted in the Fund performing in the 66th percentile of the Morningstar U.S. Open End Managed Futures Universe. On a longer-term basis (i.e., since December 20, 2011, the Fund’s inception), the Fund has generated an annualized return of 4.84% compared to the peer universe average of 0.18%, placing it in the 24th percentile of the universe.

Over the last 12 months, and since inception, the Fund’s beta relative to the S&P 500 has continued to be roughly 0. Despite exclusively trading equities and maintaining a neutral beta, the Fund has gained nearly 5% per year while the S&P 500 Index has gained roughly 17% annually. As we have stated repeatedly, this is the type of result an investor in absolute return funds should be expecting, an investment that decreases overall portfolio risk yet produces generally consistent positive performance.

One time frame worth noting during the past year was the August-October period. This timeframe saw a dramatic increase in volatility, which generally provides a much richer opportunity set for the Fund. However, the opportunity set tends to come with more risk, as was seen over these few months. During these months the Fund experienced its largest drawdown since its inception. As of October 31, 2015 it is still in this drawdown, which is nearly 10%. While larger than we’ve seen over the last few years of mostly sanguine markets, it is well within expectations given the increased market volatility.

Generally, times of excess volatility come with market noise (i.e., short-term, two-way directional moves), which is an environment conducive to the Fund’s strategy. Overall, the Fund tends to be profitable during prolonged periods of volatility and noise. However, looking at any particular shorter timeframe, it is expected that the strategy will have its largest drawdowns in these environments as well. So far, in this current increased volatility regime, we have seen the downside. We would expect that if markets continue to be volatile we will see the upside as well.

Beta measures a fund’s sensitivity to market movements. The beta of a market is 1.00 by definition.

Past performance is not indicative of future results. As of 9/30/2015, the one year return of AMFZX (Class I shares) was 6.11% and since inception the return of AMFZX was 5.44% (inception 12/20/2011). AMFZX has a total operating expense ratio of 1.90%. Current returns may be lower or higher than performance quoted. Call 888-736-1227 for the latest month-end performance. Return and principal value will fluctuate so that shares may be worth more or less than original cost when redeemed.

Commentary for 361 Global Long/Short Equity Fund

Global equity markets produced lackluster returns for the one year period ending October 31, 2015, with the MSCI World NR Index gaining a mere 1.77% in dollar terms. However, international developed markets performed well in local currency terms, as the MSCI EAFE 100% Hedged NR Index gained 8.59%. Unfortunately, the strength in the dollar wiped out those gains for U.S. investors, and the MSCI EAFE NR Index ended the year down 7 basis points. U.S. equities performed marginally better than global equities in aggregate, with the S&P 500 up 5.20%, and across both U.S. and foreign markets, lower beta stocks outperformed higher beta stocks.

In this environment, many long/short equity funds struggled, with the Morningstar U.S. Open End Long/Short Equity Category returning -0.29%. However, the 361 Global Long/Short Equity Fund was able to generate solid gains, with the I-shares returning 12.31% for the twelve month period. This took place despite the fact that the Fund trailed the MSCI World Index by large margins during the “risk-on”months of February and October. Overall, the Fund’s performance landed within the second percentile of the Morningstar Long/Short Equity peer group over the past year.

Contributing to the Fund’s performance throughout the year was the fact that its structural makeup favors lower beta stocks, which as pointed out above, outperformed. The Fund is long lower predicted beta and higher predicted alpha stocks, while shorting higher predicted beta and lower predicted alpha stocks. In addition, the Fund maintains a relatively stable net exposure of 70% (seeking to maintain beta in the 0.4-0.6 range to the MSCI World Index), which was beneficial in months like August and September, as that 30% cash buffer and lower beta profile provided downside protection (of course the opposite was true in strong up markets). But the structural advantage was only part of the story, as the Fund’s dynamic factor exposure and risk management elements helped the Fund to avoid problem areas of the market, and in fact, to take advantage of weakness in the energy and materials sectors, which the Fund was net short for much of the year. Additionally, country allocations were modestly positive over the year, as the portfolio was helped by underweights to Australia and Canada. This was slightly offset by an underweight exposure to the United States which outperformed.

All things considered, we were quite pleased with the performance of the Fund over the past year. But while we are highly confident in the investment philosophy and processes that led to these results, we would remind investors that exceeding the Fund’s benchmark by 1,054 basis points in a twelve month period should not be mistaken for what to expect over a full market cycle. The Fund has been constructed with a goal to outperform in down markets and to keep up or slightly outperform in moderately positive markets, but in strong bull markets it will likely underperform. The full advantages of the Fund’s architecture are intended to be garnered over time, as the market moves through bullish, bearish and neutral environments. We hope that all of the shareholders who have invested alongside us over the past year will remain long term investors and reap those intended benefits.

The Analytic Global Long/Short Equity Fund, L.P. (the “Predecessor Account”) was a limited partnership that commenced operations on January 6, 2014 and reorganized into the Fund on December 12, 2014. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. Performance shown prior to December 12, 2014 is that of the Predecessor Account and has not been adjusted to reflect the expenses of the Fund’s applicable Share Class, which are lower than the expenses of the Predecessor Account. If the applicable Share Class expenses were reflected, the Predecessor Account returns would be higher than those shown. However, the Predecessor Account was not registered under the Investment Company Act of 1940 and therefore was not subject to certain restrictions on regulated investment companies. If the Predecessor Account had been registered, its performance may have been lower.

1 basis point = 0.01%. Beta measures a fund’s sensitivity to market movements. The beta of a market is 1.00 by definition. Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Morningstar ranked the 361 Global Long/Short Equity Fund Class I Shares based on its 1-year Total Return for the Fund as of 10/31/2015 among 424 funds in the Long/Short Equity Category. Morningstar rankings are based on total return, including the reinvestment of dividends and capital gains. Rankings shown are for Class I Shares and may be lower for Investor Class Shares due to higher fees and expenses. Rankings are relative to a peer group and do not necessarily mean the fund had high total returns. Percentile rank is the fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Past performance does not guarantee future results.”

© 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Commentary for 361 Global Counter-Trend Fund

For the 12 months ending October 31, 2015, the S&P 500 gained 5.20%, the Barclays Capital Aggregate Bond Index gained 1.96%, and the Citigroup 3 Month T-Bill Index gained 0.02%. Managed futures strategies also had a positive year, with the Morningstar U.S. Open End Managed Futures Category Average gaining 4.19%, while the HFRX Macro: Systematic Diversified CTA Index gained 1.50%.

The 361 Global Counter-Trend Fund, Class I shares lost 1.34% for the fiscal year ending October 31, 2015, underperforming the Morningstar average. This resulted in the Fund performing in the 73rd percentile of the Morningstar U.S. Open End Managed Futures Universe. Longer term, since the Fund’s February 12, 2014 inception it has annualized at -2.41%.

The Fund attempts to take advantage of market volatility, and more specifically, market noise (i.e., short-term, two-way directional moves) across global equity markets. The Fund currently trades nine separate markets spanning the United States, Asia and Europe. Global increases in volatility have led to a richer opportunity set for the Fund, but this expanded opportunity set has also come with greater risk. This has been particularly true in Europe, where volatility has been persistent, but market noise has been somewhat absent, leading to losses in certain markets traded by the Fund. Overall, the Fund has still been effective at profiting from trading opportunities, as it has produced gains on roughly 62% of the 341 trades taken over the last year. Unfortunately, there has been some asymmetry in the performance of winners versus losers, as increased risk has led to some outsized loses. Over time we expect the size of winning and losing trades to be roughly equal, therefore, if the Fund maintains its high hit ratio (i.e., the percentage of winning trades) it will produce profits.

Digging further into performance for the year, one time frame worth noting was the August-October period. Late August saw a dramatic increase in volatility across all markets globally. This led to a sharp decline for the Fund, though much of the losses experienced during that decline have been recouped, as the markets transitioned into a more conducive environment for the Fund. From the Fund’s August 14th peak to its August 24th low, the Fund experienced a nearly 15% drawdown. While this seems large, it is well within expectations given the levels of volatility during that period. Also, as is normally the case, statistically speaking, after experiencing a large drawdown the Fund quickly recouped most of its losses. From August 24th through September 21st the Fund gained 16.3%, almost bringing the Fund out of its deep drawdown. The markets then transitioned into a steady up-trending, low volatility environment and the Fund gave back a bit of the gains earned over the previous month. From the August 14th peak through the end of October the fund was down just under 5%.

A potential benefit of volatile markets over time is that they typically tend to be noisy, as market participants react to every piece of news with larger than normal moves in both directions. This is the type of environment in which the Fund should thrive, and the third quarter showed that despite the increased risk of drawdown, the Fund can navigate and has profited in the past from these markets. While being down since inception is not an outcome we are pleased with, we continue to believe that the Fund has the potential to prosper in the current environment that is fraught with risks stemming from a multitude of sources, including rising interest rates, over-extended equity market valuations and geopolitical concerns.

Drawdown is a decline in the value of an investment, below its all-time high.

Effective August 27, 2015, the Fund changed its name from “361 Global Managed Futures Strategy Fund.”

Past performance is not indicative of future results. As of 9/30/2015, the one year return of AGFZX (Class I shares) was -4.05% and since inception the return of AGFZX was -1.73% (inception 2/12/2014). AGFZX has a total operating expense ratio of 2.10%. Current returns may be lower or higher than performance quoted. Call 888-736-1227 for the latest month-end performance. Return and principal value will fluctuate so that shares may be worth more or less than original cost when redeemed.

Morningstar ranked the 361 Global Counter-Trend Fund Class I Shares based on its 1-year Total Return for the Fund as of 10/31/2015 among 171 funds in the U.S. Open End Managed Futures Category. Morningstar rankings are based on total return, including the reinvestment of dividends and capital gains. Rankings shown are for Class I Shares and may be lower for Investor Class Shares due to higher fees and expenses. Rankings are relative to a peer group and do not necessarily mean the fund had high total returns. Percentile rank is the fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Past performance does not guarantee future results.”

© 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Commentary for 361 Macro Opportunity Fund

The global investing environment for the last 12 months was fairly unrewarding. Across asset classes and regions there were few opportunities to generate meaningfully positive returns, and any risk taken came with extreme volatility attached. Looking at global equities, for the 12-month period ended October 31, 2015, the MSCI ACWI NR Index was roughly flat in dollar terms, retuning -0.03%. Within this timeframe, the ACWI posted gains of 5.5% in February and 8.0% in October, leaving the rest of the months very challenged. Outside of equities, the weakening global economy and strong U.S. Dollar left all the major commodity baskets (Precious Metals, Industrial Metals, Energy and Agriculture) with sharp losses. Further, Developed International and Emerging Market Bonds also posted flat to negative returns due to their low yields and falling foreign currencies. U.S. Bonds did manage small gains, as shown by the 1.96% return for the Barclays US Aggregate Bond Index.

The past 12 months has been a difficult environment for long-biased trend strategies. The lack of positive returns for global asset investors, as well as the concentration of the equity gains within the very narrow time frames mentioned above left many alternative funds sitting with losses, and our Fund was no exception. The 361 Macro Opportunity Fund I shares returned -6.13% for the 12 months ended October 31, 2015 underperforming the Morningstar Multialternative category, which returned -0.67% over the same time frame. Our risk adverse, trend-following models had the Fund significantly underinvested in equities during the two best months of February and October. While it would be great to catch every positive monthly return in an asset, our models are not designed to capture large single month returns in declining markets. Rather, one of the Fund's primary goals is to avoid longer term downtrends and to remain uninvested in assets with rising volatility and declining returns.

For the year, the Fund found gains in Consumer Staples and Technology equities, as well as U.S. Fixed Income. Our larger losses were led by poorly timed investments in Small and Large Capitalization U.S. Equities and small positions in Energy and Precious Metals ETFs. The Fund ended October 2015 with 94% in Cash, 5% in Fixed Income, 1% in Equities and no positions in Commodities. The Fund will retreat to the safety of cash during uncertain times and this is where it currently finds itself. If the investing environment becomes less volatile and positive return environments present themselves, then the Fund will deploy capital. At some point in the future, global asset class returns will stabilize, broaden and provide better return opportunities. As the largest shareholder in the Fund, we have been unhappy with the Fund's negative returns, and like you, we look forward to better performance. We thank you for your continued investment in the 361 Macro Opportunity Fund.

Effective August 5, 2015, the Fund changed its name from “361 Global Macro Opportunity Fund”.

The views in this letter were as of 10/31/2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

361 Managed Futures Strategy Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index. Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	Since Inception	Inception Date
Investor Class	1.16%	4.50%	4.61%	12/20/11
Class I	1.42%	4.73%	4.84%	12/20/11
Citigroup 3-Month T-Bill index	0.02%	0.04%	0.04%	12/20/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Expense ratios for the Investor Class and Class I shares were 2.15% and 1.90% respectively, which were the amount stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Long/Short Equity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

The Analytic Global Long/Short Equity Fund, L.P. (the “Predecessor Account”) was a limited partnership that commenced operations on January 6, 2014 and reorganized into the Fund on December 12, 2014. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. Performance shown prior to December 12, 2014 is that of the Predecessor Account and has not been adjusted to reflect the expenses of the Fund's applicable Share Class, which are lower than the expenses of the Predecessor Account. If the applicable Share Class expenses were reflected, the Predecessor Account returns would be higher than those shown. However, the Predecessor Account was not registered under the Investment Company Act of 1940 and therefore was not subject to certain restrictions on regulated investment companies. If the Predecessor Account had been registered, its performance may have been lower.

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares on January 6, 2014, Predecessor Account’s inception date, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2015	1 Year	Since Inception	Inception Date
Investor Class	12.00%	10.99%	12/12/14
Class I	12.31%	11.16%	12/12/14
Class Y	12.31%	11.16%	12/12/14
MSCI World Index	1.77%	4.16%	12/12/14

The table above includes performance from the Predecessor Account prior to December 12, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.47% and 2.33%, respectively. Gross and net expense ratios for the Class I shares were 2.22% and 2.08%, respectively. Gross and net expense ratios for the Class Y shares were 2.07% and 1.93%, respectively which were stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.94%, 1.69%, and 1.54% of the average daily net assets of Investor Class, Class I and Class Y shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

361 Global Long/Short Equity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Counter-Trend Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index. Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2015	1 year	Since Inception	Inception Date
Investor Class	-1.65%	-2.65%	2/12/14
Class I	-1.34%	-2.41%	2/12/14
Citigroup 3-Month T-Bill index	0.02%	0.03%	2/12/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.35% and 2.04%, respectively. Gross and net expense ratios for the Class I shares were 2.10% and 1.79%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.04% and 1.79% of the average daily net assets of the Fund’s Investor Class and Class I shares Respectively. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Macro Opportunity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index, Barclays Global Aggregate Index, Citigroup 3-Month T-bill Index and the Blended Index. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is defined as a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. The Blended Index – 80% MSCI ACWI is defined as a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 20% Barclays Global Aggregate Bond Index is defined as an index that provides a broad-based measure of the global investment grade fixed-rate debt markets.

These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31,2015	1 Year	Since Inception	Inception Date
Investor Class	-6.45%	-6.50%	6/30/14
Class I	-6.13%	-6.20%	6/30/14
Citigroup 3-Month T-Bill Index	0.02%	0.02%	6/30/14
MSCI All Country World Index	-0.03%	-1.24%	6/30/14
Barclays Global Aggregate Index	-3.07%	-4.60%	6/30/14
Blended Index	-0.51%	-1.81%	6/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 7.03% and 2.43%, respectively, and for the Class I shares were 6.78% and 2.18%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.15% and 1.90% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

361 Macro Opportunity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES – 28.8%
$7,500,000	Ally Auto Receivables Trust 2015-2 0.626%, 3/15/2018[1,2]	$7,499,999
6,950,000	American Express Credit Account Master Trust 0.646%, 5/15/2020[1,2]	6,958,361
4,734,000	AmeriCredit Automobile Receivables Trust 2012-4 2.680%, 10/9/2018[1]	4,786,675
3,620,082	ARI Fleet Lease Trust 2012-B 0.496%, 1/15/2021[1,2,3]	3,612,157
5,390,000	Barclays Dryrock Issuance Trust 0.556%, 12/16/2019[1,2]	5,385,736
10,000,000	Capital One Multi-Asset Execution Trust 0.566%, 6/15/2020[1,2]	9,998,640
13,050,000	Chase Issuance Trust 0.656%, 4/15/2019[1,2]	13,001,062
	Chesapeake Funding LLC
2,161,254	1.444%, 4/7/2024[1,2,3]	2,161,717
3,600,000	1.744%, 5/7/2024[1,2,3]	3,600,274
2,300,000	1.994%, 1/7/2025[2,3]	2,308,018
9,200,000	CNH Wholesale Master Note Trust 1.096%, 8/15/2019[1,2,3]	9,195,041
10,000,000	Dell Equipment Finance Trust 2015-1 1.010%, 7/24/2017[1,3]	9,995,560
10,000,000	Discover Card Execution Note Trust 0.646%, 5/15/2018[1,2]	9,999,770
2,445,167	Drive Auto Receivables Trust 2015-A 1.010%, 11/15/2017[1,3]	2,444,394
5,922,127	Enterprise Fleet Financing LLC 0.870%, 9/20/2019[1,3]	5,907,044
11,500,000	First National Master Note Trust 2015-1 0.974%, 9/15/2020[1,2]	11,500,046
10,000,000	Ford Credit Auto Lease Trust 2014-A 1.160%, 8/15/2017[1]	9,993,940
10,250,000	Ford Credit Auto Owner Trust 2013-A 1.150%, 7/15/2018[1]	10,257,062
	Golden Credit Card Trust
6,590,000	0.626%, 9/15/2018[1,2,3]	6,587,516
4,000,000	1.770%, 1/15/2019[1,3]	4,030,500
5,000,000	Huntington Auto Trust 1.070%, 2/15/2018[1]	4,996,605
3,000,000	Hyundai Auto Lease Securitization Trust 2015-B 2.210%, 5/15/2020[1,3]	3,020,958
2,500,000	Hyundai Auto Receivables Trust 2015-C 0.574%, 11/15/2018[1,2]	2,499,454
8,000,000	Hyundai Floorplan Master Owner Trust Series 2013-1 0.846%, 5/15/2018[1,2,3]	7,996,896

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$10,000,000	Mercedes-Benz Master Owner Trust 2015-B 0.576%, 4/15/2020[1,2,3]	$9,942,050
9,045,000	MMCA Auto Owner Trust 2014-A 1.210%, 12/16/2019[1,3]	9,020,063
4,590,926	Navient Private Education Loan Trust 2014-A 0.676%, 5/16/2022[1,2,3]	4,580,977
2,247,877	Navient Private Education Loan Trust 2015-B 0.796%, 5/15/2023[1,2,3]	2,244,971
6,565,000	NextGear Floorplan Master Owner Trust 1.920%, 10/15/2019[1,3]	6,543,408
10,000,000	Nissan Auto Lease Trust 2014-B 1.120%, 9/15/2017[1]	9,995,840
6,000,000	Penarth Master Issuer PLC 0.597%, 3/18/2019[2,3]	5,988,090
	PFS Financing Corp.
2,000,000	0.796%, 10/15/2019[1,2,3]	1,978,140
8,000,000	1.046%, 10/15/2019[1,2,3]	7,986,728
3,000,000	Santander Drive Auto Receivables Trust 2012-2 3.870%, 2/15/2018[1]	3,048,483
4,907,000	Santander Drive Auto Receivables Trust 2014-1 2.360%, 4/15/2020[1]	4,935,289
5,000,000	Santander Drive Auto Receivables Trust 2015-4 0.896%, 12/17/2018[1,2]	4,998,770
4,122,766	SLM Private Education Loan Trust 2012-C 1.296%, 8/15/2023[1,2,3]	4,123,668
10,000,000	SLM Private Education Loan Trust 2013-C 1.596%, 10/15/2031[1,2,3]	10,070,180
1,894,580	SLM Student Loan Trust 2011-2 0.797%, 11/25/2027[1,2]	1,872,165
3,000,000	SMART ABS Series 2015-1US Trust 0.717%, 9/14/2018[1,2]	2,985,589
10,000,000	Turquoise Card Backed Securities PLC 0.996%, 6/17/2019[1,2,3]	10,021,090
6,485,000	Volkswagen Credit Auto Master Trust 0.544%, 7/22/2019[1,2,3]	6,408,088
10,000,000	World Omni Automobile Lease Securitization Trust 2013-A 1.640%, 2/15/2019[1]	10,036,010

	TOTAL ASSET-BACKED SECURITIES (Cost $274,997,509)	274,517,024

	CORPORATE BONDS – 29.9%
	COMMUNICATIONS – 3.7%
10,000,000	AT&T, Inc. 0.747%, 3/30/2017[2]	9,967,070

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$10,000,000	NBCUniversal Enterprise, Inc. 0.858%, 4/15/2016[2,3]	$10,012,380
5,200,000	Telefonica Emisiones SAU 3.992%, 2/16/2016[4]	5,243,326
10,000,000	Verizon Communications, Inc. 0.733%, 6/9/2017[2]	9,974,430
		35,197,206
	CONSUMER, CYCLICAL – 3.0%
	Daimler Finance North America LLC
3,680,000	0.980%, 8/1/2016[2,3]	3,678,234
6,000,000	0.640%, 8/1/2017[2,3]	5,948,868
10,000,000	Ford Motor Credit Co. LLC 0.852%, 9/8/2017[2]	9,863,080
10,000,000	Volkswagen Group of America Finance LLC 0.699%, 5/23/2017[2,3]	9,622,010
		29,112,192
	CONSUMER, NON-CYCLICAL – 4.9%
8,560,000	Actavis Funding SCS 1.416%, 3/12/2018[2,4]	8,514,958
10,000,000	BAT International Finance PLC 0.847%, 6/15/2018[2,3,4]	9,998,160
10,000,000	Bayer U.S. Finance LLC 0.607%, 10/6/2017[2,3]	9,961,100
10,000,000	Becton, Dickinson and Co. 0.787%, 6/15/2016[2]	9,999,190
8,637,000	Kroger Co. 0.845%, 10/17/2016[2]	8,628,190
		47,101,598
	ENERGY – 3.8%
5,000,000	BP Capital Markets PLC 0.739%, 2/13/2018[2,4]	4,968,630
7,000,000	Canadian Natural Resources Ltd. 0.702%, 3/30/2016[2,4]	6,981,723
4,000,000	Chevron Corp. 0.499%, 3/2/2018[2]	3,981,784
10,100,000	Statoil A.S.A. 0.511%, 11/9/2017[2,4]	10,062,509
10,000,000	TransCanada PipeLines Ltd. 1.007%, 6/30/2016[2,4]	9,996,110
		35,990,756

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIAL – 8.4%
$3,220,000	Associated Banc-Corp 5.125%, 3/28/2016[1]	$3,260,243
10,000,000	Bank of Nova Scotia 0.631%, 4/11/2017[2,4]	9,986,040
5,000,000	Capital One N.A. 1.475%, 8/17/2018[1,2]	5,045,850
10,000,000	Citigroup, Inc. 0.820%, 5/1/2017[2]	9,968,220
10,100,000	GE Capital International Funding Co. 0.964%, 4/15/2016[3,4]	10,098,687
10,000,000	HSBC Finance Corp. 0.754%, 6/1/2016[2]	9,983,930
10,000,000	Huntington National Bank 0.745%, 4/24/2017[1,2]	9,941,080
8,000,000	Jefferies Group LLC 3.875%, 11/9/2015	8,004,830
4,000,000	MUFG Union Bank N.A. 0.704%, 5/5/2017[1,2]	3,988,948
10,000,000	Principal Life Global Funding II 0.697%, 5/27/2016[2,3]	10,014,460
		80,292,288
	GOVERNMENT – 0.4%
3,500,000	Finland Government International Bond 2.250%, 3/17/2016[3,4]	3,523,167

	INDUSTRIAL – 1.9%
10,000,000	Kansas City Southern de Mexico S.A. de C.V. 1.023%, 10/28/2016[2,4]	9,907,980
8,000,000	Masco Corp. 6.125%, 10/3/2016	8,350,000
		18,257,980
	TECHNOLOGY – 3.1%
10,000,000	Apple, Inc. 0.550%, 5/3/2018[2]	10,011,160
10,000,000	Hewlett Packard Enterprise Co. 2.059%, 10/5/2017[2,3]	10,021,440
10,000,000	Oracle Corp. 0.523%, 7/7/2017[2]	10,002,430
		30,035,030

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES – 0.7%
$6,360,000	Duke Energy Corp. 0.704%, 4/3/2017[2]	$6,349,582
		6,349,582

	TOTAL CORPORATE BONDS (Cost $286,880,390)	285,859,799

	MEDIUM TERM NOTES – 10.6%
	CONSUMER, CYCLICAL – 1.0%
10,000,000	American Honda Finance Corp. 0.491%, 7/14/2017[2]	9,985,430

	FINANCIAL – 8.5%
10,000,000	Bank of America Corp. 0.939%, 8/25/2017[2]	9,982,400
10,000,000	Goldman Sachs Group, Inc. 0.958%, 6/4/2017[2]	9,990,170
10,000,000	JPMorgan Chase & Co. 0.841%, 2/15/2017[2]	9,999,020
10,000,000	Metropolitan Life Global Funding I 0.701%, 4/10/2017[2,3]	10,008,900
10,000,000	Morgan Stanley 1.579%, 2/25/2016[2]	10,027,320
1,000,000	National City Bank 0.687%, 12/15/2016[2]	997,361
10,000,000	National Rural Utilities Cooperative Finance Corp. 0.575%, 5/27/2016[2]	10,008,850
10,000,000	Royal Bank of Canada 0.581%, 10/13/2017[2,4]	9,964,370
10,000,000	Wells Fargo & Co. 0.592%, 9/8/2017[2]	9,963,370
		80,941,761
	INDUSTRIAL – 1.1%
10,000,000	John Deere Capital Corp. 0.611%, 10/11/2016[2]	10,022,370

	TOTAL MEDIUM TERM NOTES (Cost $101,168,296)	100,949,561

Number
of Shares

	SHORT-TERM INVESTMENTS – 30.9%
294,531,685	Federated Prime Value Obligations Fund, 0.15%[5]	294,531,685

	TOTAL SHORT-TERM INVESTMENTS (Cost $294,531,685)	294,531,685

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number
of Shares		Value

	TOTAL INVESTMENTS – 100.2% (Cost $957,577,880)	955,858,069
	Liabilities in Excess of Other Assets – (0.2)%	(1,936,559)

	TOTAL NET ASSETS – 100.0%	$953,921,510

PLC – Public Limited Company

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $232,654,934.
[4]	Foreign security denominated in U.S. Dollars.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	8.4%
Consumer, Non-cyclical	4.9%
Energy	3.8%
Communications	3.7%
Technology	3.1%
Consumer, Cyclical	3.0%
Industrial	1.9%
Utilities	0.7%
Government	0.4%
Total Corporate Bonds	29.9%
Asset-Backed Securities	28.8%
Medium Term Notes
Financial	8.5%
Industrial	1.1%
Consumer, Cyclical	1.0%
Total Medium Term Notes	10.6%
Short-Term Investments	30.9%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 91.3%
	BASIC MATERIALS – 0.6%
3,645	Sherwin-Williams Co.[3]	$972,595

	COMMUNICATIONS – 5.3%
129,215	Cisco Systems, Inc.[3]	3,727,853
24,565	eBay, Inc.*	685,363
2,251	F5 Networks, Inc.*3	248,060
5,700	KDDI Corp.	137,930
1,900	Mixi, Inc.	72,555
54,900	NTT DOCOMO, Inc.	1,069,204
401,000	PCCW Ltd.	215,913
1,800	Rogers Communications, Inc. - Class B	71,623
81,729	Spark New Zealand Ltd.	185,379
479,000	StarHub Ltd.	1,228,803
49,216	Tele2 A.B. - B Shares	491,498
4,040	VeriSign, Inc.*3	325,624
9,598	Yahoo!, Inc.*3	341,881
		8,801,686
	CONSUMER, CYCLICAL – 26.7%
1,900	Alimentation Couche-Tard, Inc. - Class B	81,734
55,336	Best Buy Co., Inc.[3]	1,938,420
44,855	Darden Restaurants, Inc.[3]	2,776,076
46,841	Dick's Sporting Goods, Inc.[3]	2,086,767
5,000	Dollarama, Inc.	337,756
2,919	Flight Centre Travel Group Ltd.	78,533
538	Foot Locker, Inc.	36,450
25,884	Gap, Inc.[3]	704,562
63,323	Harvey Norman Holdings Ltd.	177,912
4,200	Jean Coutu Group PJC, Inc. - Class A	64,015
15,900	Kohl's Corp.[3]	733,308
32,539	L Brands, Inc.[3]	3,123,093
17,102	Lear Corp.[3]	2,138,776
63,560	Leggett & Platt, Inc.[3]	2,862,107
43,562	Liberty Interactive Corp. QVC Group - Class A*3	1,192,292
7,397	Lowe's Cos., Inc.[3]	546,121
42,542	lululemon athletica, Inc.*3	2,091,790
30,616	Marriott International, Inc. - Class A3	2,350,697
673	NIKE, Inc. - Class B3	88,183
55,800	NOK Corp.	1,311,281
7,160	O'Reilly Automotive, Inc.*3	1,978,022
2,168	PACCAR, Inc.[3]	114,145
63,895	Persimmon PLC*	1,959,430
12,161	Ross Stores, Inc.[3]	615,103
202,900	Sekisui Chemical Co., Ltd.	2,394,018
54,175	Southwest Airlines Co.[3]	2,507,761

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
39,916	Staples, Inc.[3]	$518,509
433,647	Tabcorp Holdings Ltd.	1,449,314
32,087	Target Corp.[3]	2,476,475
73,183	Taylor Wimpey PLC	222,933
4,632	Tractor Supply Co.[3]	427,950
13,700	Ulta Salon Cosmetics & Fragrance, Inc.*3	2,383,252
38,716	United Continental Holdings, Inc.*3	2,334,962
		44,101,747
	CONSUMER, NON-CYCLICAL – 11.8%
1,005	Aetna, Inc.[3]	115,354
7,335	AmerisourceBergen Corp.[3]	707,901
441	Amgen, Inc.[3]	69,757
752	Anthem, Inc.[3]	104,641
32,519	Cardinal Health, Inc.[3]	2,673,062
334	Centene Corp.*3	19,866
12,253	Edwards Lifesciences Corp.*3	1,925,559
17,400	Empire Co., Ltd.	364,474
116,000	First Pacific Co., Ltd.	79,377
14,200	Kose Corp.	1,386,767
13,756	McKesson Corp.[3]	2,459,573
20,056	Medivation, Inc.*3	843,555
44,097	Merck & Co., Inc.[3]	2,410,342
8,885	Monster Beverage Corp.*3	1,211,203
55,833	Robert Half International, Inc.[3]	2,940,166
2,589	SEI Investments Co.	134,162
4,700	Sysmex Corp.	268,646
1,357	Total System Services, Inc.[3]	71,175
11,111	United Therapeutics Corp.*3	1,629,206
		19,414,786
	DIVERSIFIED – 1.0%
58,452	Industrivarden A.B. - C Shares	1,060,954
119,000	NWS Holdings Ltd.	178,852
28,000	Swire Pacific Ltd. - A Shares	323,499
		1,563,305
	ENERGY – 5.0%
18,435	Tesoro Corp.[3]	1,971,255
306,000	TonenGeneral Sekiyu KK	3,179,239
21,500	TransCanada Corp.	723,463
31,446	Valero Energy Corp.[3]	2,072,920
38,300	Veresen, Inc.	333,324
		8,280,201

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL – 13.6%
612	ACE Ltd.[1,3]	$69,486
1,052	Allstate Corp.[3]	65,098
51,700	Ascendas Real Estate Investment Trust - REIT	88,022
2,281	ASX Ltd.	66,684
239,800	CapitaLand Commercial Trust Ltd. - REIT	240,639
1,024	CBRE Group, Inc. - Class A*	38,175
66,555	Cincinnati Financial Corp.[3]	4,008,608
71,675	Citizens Financial Group, Inc.[3]	1,741,702
8,384	CME Group, Inc.[3]	792,036
76,100	H&R Real Estate Investment Trust - REIT	1,220,999
108,000	Hang Lung Properties Ltd.	264,256
46,100	Hang Seng Bank Ltd.	845,743
113,000	Hokuhoku Financial Group, Inc.	250,885
15,000	Hysan Development Co., Ltd.	66,533
669,661	Intesa Sanpaolo S.p.A.	2,136,450
8,941	Investor A.B. - B Shares	330,888
280,500	Kerry Properties Ltd.	830,321
364,000	Link - REIT	2,174,786
2,000	MS&AD Insurance Group Holdings, Inc.	58,961
101,148	Navient Corp.[3]	1,334,142
684,000	New World Development Co., Ltd.	729,555
73,945	NN Group N.V.	2,316,851
23,800	RioCan Real Estate Investment Trust - REIT	464,133
59,900	Sompo Japan Nipponkoa Holdings, Inc.	1,880,756
22,000	Wheelock & Co., Ltd.	102,544
20,000	Yamaguchi Financial Group, Inc.	245,992
		22,364,245
	INDUSTRIAL – 11.8%
13,708	3M Co.[3]	2,155,035
15,700	Alps Electric Co., Ltd.	487,315
11,200	Brother Industries Ltd.	143,152
1,300	Canadian Pacific Railway Ltd.	182,682
3,100	Central Japan Railway Co.	565,481
17,216	Corning, Inc.[3]	320,218
73,764	Expeditors International of Washington, Inc.[3]	3,672,710
3,349	General Dynamics Corp.[3]	497,594
2,052	Harris Corp.[3]	162,375
14,200	Hitachi High-Technologies Corp.	381,882
23,600	Japan Airport Terminal Co., Ltd.	1,276,381
21,000	Konica Minolta, Inc.	215,763
1,383	Kuehne + Nagel International A.G.	191,615
7,235	Lend Lease Group	66,545
3,216	Lockheed Martin Corp.[3]	706,973

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
8,522	Meggitt PLC	$46,424
35,500	MTR Corp. Ltd.	160,824
9,600	Murata Manufacturing Co., Ltd.	1,366,574
230,000	Nippon Express Co., Ltd.	1,184,889
10,019	Northrop Grumman Corp.[3]	1,881,067
6,976	Packaging Corp. of America[3]	477,507
22,948	Raytheon Co.[3]	2,694,095
22,184	Royal Mail PLC	151,978
721	Schindler Holding A.G.	116,971
345,800	Yangzijiang Shipbuilding Holdings Ltd.	307,811
		19,413,861
	TECHNOLOGY – 13.4%
7,016	Accenture PLC - Class A1	752,115
49,464	Analog Devices, Inc.[3]	2,973,776
39,041	Apple, Inc.[3]	4,665,399
766	Avago Technologies Ltd.[1,3]	94,318
33,100	BlackBerry Ltd.*	241,238
4,252	CA, Inc.[3]	117,823
4,900	Constellation Software, Inc.	2,117,238
32,837	Electronic Arts, Inc.*3	2,366,563
15,119	Hewlett-Packard Co.[3]	407,608
56,301	Marvell Technology Group Ltd.[1,3]	462,231
2,100	Open Text Corp.	97,339
23,000	Oracle Corp.	1,046,058
60,500	Paychex, Inc.[3]	3,120,590
3,186	QUALCOMM, Inc.[3]	189,312
40,625	Seagate Technology PLC[1,3]	1,546,188
24,632	Skyworks Solutions, Inc.[3]	1,902,576
700	Western Digital Corp.[3]	46,774
		22,147,146
	UTILITIES – 2.1%
242,000	CLP Holdings Ltd.	2,103,832
67,745	Contact Energy Ltd.	237,777
17,483	Entergy Corp.[3]	1,191,642
		3,533,251
	TOTAL COMMON STOCKS (Cost $145,756,859)	150,592,823

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 9.4%
15,495,805	Fidelity Institutional Money Market Fund, 0.12%[2]	$15,495,805

	TOTAL SHORT-TERM INVESTMENTS (Cost $15,495,805)	15,495,805

	TOTAL INVESTMENTS – 100.7% (Cost $161,252,664)	166,088,628
	Liabilities in Excess of Other Assets – (0.7)%	(1,177,947)

	TOTAL NET ASSETS – 100.0%	$164,910,681

	SECURITIES SOLD SHORT – (27.4)%
	COMMON STOCKS – (27.4)%
	BASIC MATERIALS – (2.1)%
(22,896)	Alumina Ltd.	(17,567)
(146,714)	Fresnillo PLC	(1,645,540)
(91,700)	Kinross Gold Corp.*	(184,438)
(750,465)	South32 Ltd.*	(777,116)
(387,100)	Yamana Gold, Inc.	(846,670)
		(3,471,331)
	COMMUNICATIONS – (1.3)%
(148,722)	Alcatel-Lucent*	(603,703)
(1,591)	FireEye, Inc.*	(41,605)
(22,820)	Nokia OYJ	(169,752)
(48,864)	Twitter, Inc.*	(1,390,669)
		(2,205,729)
	CONSUMER, CYCLICAL – (2.1)%
(36,300)	Restaurant Brands International, Inc.	(1,456,886)
(9,678)	Tesla Motors, Inc.*	(2,002,669)
		(3,459,555)
	CONSUMER, NON-CYCLICAL – (5.2)%
(19,747)	Alkermes PLC*1	(1,420,204)
(1,726)	Alnylam Pharmaceuticals, Inc.*	(148,350)
(136)	Bayer A.G.	(18,133)
(3,100)	Benesse Holdings, Inc.	(83,109)
(35,300)	Chugai Pharmaceutical Co., Ltd.	(1,136,304)
(95,627)	Hertz Global Holdings, Inc.*	(1,864,726)
(15,600)	Nissin Foods Holdings Co., Ltd.	(721,159)
(14,867)	Puma Biotechnology, Inc.*	(1,225,338)
(1,300)	Takeda Pharmaceutical Co., Ltd.	(63,482)
(2,581)	UCB S.A.	(223,092)
(12,764)	Vertex Pharmaceuticals, Inc.*	(1,592,181)
		(8,496,078)

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ENERGY – (13.0)%
(29,015)	Anadarko Petroleum Corp.	$(1,940,523)
(4,609)	Apache Corp.	(217,222)
(60,299)	Cabot Oil & Gas Corp.	(1,309,091)
(115,800)	Cenovus Energy, Inc.	(1,725,133)
(33,174)	Cheniere Energy, Inc.*	(1,642,777)
(17,503)	Cimarex Energy Co.	(2,066,404)
(34,880)	Cobalt International Energy, Inc.*	(267,530)
(47,194)	Continental Resources, Inc.*	(1,600,349)
(50,247)	Halliburton Co.	(1,928,480)
(20,291)	Hess Corp.	(1,140,557)
(31,917)	Lundin Petroleum A.B.*	(461,996)
(101,806)	Nabors Industries Ltd.[1]	(1,022,132)
(12,808)	Occidental Petroleum Corp.	(954,708)
(4,900)	Petrofac Ltd.	(63,576)
(7,637)	Pioneer Natural Resources Co.	(1,047,338)
(2,657)	Range Resources Corp.	(80,879)
(98,333)	Southwestern Energy Co.*	(1,085,596)
(99,162)	SunEdison, Inc.*	(723,883)
(9,319)	Tullow Oil PLC*	(29,106)
(90,770)	Weatherford International PLC*1	(929,485)
(71,653)	Whiting Petroleum Corp.*	(1,234,581)
		(21,471,346)
	FINANCIAL – (2.7)%
(74,900)	Acom Co., Ltd.*	(410,062)
(31,141)	American Tower Corp. - REIT	(3,183,545)
(38,593)	Communications Sales & Leasing, Inc. - REIT*	(775,333)
		(4,368,940)
	INDUSTRIAL – (0.6)%
(29,474)	Alstom S.A.*	(959,363)
(804)	MAN S.E.	(83,777)
		(1,043,140)
	UTILITIES – (0.4)%
(58,200)	Kyushu Electric Power Co., Inc.*	(702,400)

	TOTAL COMMON STOCKS (Proceeds $45,215,925)	(45,218,519)

	TOTAL SECURITIES SOLD SHORT (Proceeds $45,215,925)	$(45,218,519)

PLC – Public Limited Company
REIT – Real Estate Investment Trust

361 Global Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	61.0%
Japan	11.5%
Canada	5.1%
China	5.1%
Netherlands	1.4%
United Kingdom	1.4%
Italy	1.3%
Australia	1.1%
Sweden	1.1%
Singapore	1.0%
Ireland	0.5%
Bermuda	0.3%
New Zealand	0.3%
Switzerland	0.2%
Total Common Stocks	91.3%
Short-Term Investments	9.4%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 97.1%
19,547,464	Federated Prime Value Obligations Fund, 0.15%[1]	$19,547,464

	TOTAL SHORT-TERM INVESTMENTS (Cost $19,547,464)	19,547,464

	TOTAL INVESTMENTS – 97.1% (Cost $19,547,464)	19,547,464
	Other Assets in Excess of Liabilities – 2.9%	592,441

	TOTAL NET ASSETS – 100.0%	$20,139,905

[1]	The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2015	(Depreciation)

(16)	E-Mini S&P MidCap 400 Index	December 2015	$(2,308,705)	$(2,306,240)	$2,465

TOTAL FUTURES CONTRACTS			$(2,308,705)	$(2,306,240)	$2,465

 See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Short-Term Investments	97.1%
Total Investments	97.1%
Other Assets in Excess of Liabilities	2.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 5.3%
	COMMUNICATIONS – 1.0%
1,309	Motorola Solutions, Inc.	$91,591
61	Priceline Group, Inc.*	88,708
		180,299
	CONSUMER, CYCLICAL – 1.6%
839	Delta Air Lines, Inc.	42,655
1,406	Papa John's International, Inc.	98,659
3,587	SkyWest, Inc.	68,296
2,014	Southwest Airlines Co.	93,228
		302,838
	FINANCIAL – 0.9%
4,827	BBVA Banco Frances S.A. - ADR*	112,228
720	Mid-America Apartment Communities, Inc. - REIT	61,337
		173,565
	INDUSTRIAL – 1.3%
536	Acuity Brands, Inc.	117,170
1,938	American Railcar Industries, Inc.	111,861
		229,031
	UTILITIES – 0.5%
3,614	Pampa Energia S.A. - ADR*	87,531

	TOTAL COMMON STOCKS (Cost $865,732)	973,264

	EXCHANGE-TRADED FUNDS – 5.0%
2,127	iShares Core U.S. Aggregate Bond ETF	232,800
7,638	iShares International Treasury Bond ETF	693,684

	TOTAL EXCHANGE-TRADED FUNDS (Cost $933,170)	926,484

	SHORT-TERM INVESTMENTS – 79.5%
14,683,595	Fidelity Institutional Money Market Fund, 0.12%[1]	14,683,595

	TOTAL SHORT-TERM INVESTMENTS (Cost $14,683,595)	14,683,595

	TOTAL INVESTMENTS – 89.8% (Cost $16,482,497)	16,583,343
	Other Assets in Excess of Liabilities – 10.2%	1,885,803

	TOTAL NET ASSETS – 100.0%	$18,469,146

	SECURITIES SOLD SHORT – (3.9)%
	COMMON STOCKS – (1.5)%
(12,484)	Barnes & Noble, Inc.	(162,167)

361 Macro Opportunity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
(1,841)	QUALCOMM, Inc.	$(109,392)

	TOTAL COMMON STOCKS (Proceeds $259,964)	(271,559)

	EXCHANGE-TRADED FUNDS – (2.4)%
(19,160)	iShares MSCI Canada ETF	(456,008)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $462,096)	(456,008)

	TOTAL SECURITIES SOLD SHORT (Proceeds $722,060)	$(727,567)

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	1.6%
Industrial	1.3%
Communications	1.0%
Financial	0.9%
Utilities	0.5%
Total Common Stocks	5.3%
Exchange-Traded Funds	5.0%
Short-Term Investments	79.5%
Total Investments	89.8%
Other Assets in Excess of Liabilities	10.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2015

	361 Managed Futures Strategy Fund	361 Global Long/Short Equity Fund
Assets:
Investments, at cost	$957,577,880	$161,252,664
Foreign currency, at cost	-	21,191
Investments, at value	$955,858,069	$166,088,628
Foreign currency, at value	-	21,357
Cash	34,174	261,977
Cash segregated at Custodian	-	-
Cash deposited with brokers for securities sold short and
futures contracts	-	39,102,405
Receivables:
Investment securities sold	-	2,720,136
Fund shares sold	677,591	10,425,628
Dividends and interest	807,252	153,733
Unrealized apprecation on open futures contracts	-	-
Prepaid expenses	85,797	51,165
Prepaid offering costs	-	2,793
Other assets	-	-
Total assets	957,462,883	218,827,822

Liabilities:
Securities sold short, proceeds	$-	$45,215,925
Securities sold short, at value	$-	$45,218,519
Payables:
Investment securities purchased	-	8,373,235
Fund shares redeemed	1,787,532	44,770
Unrealized depreciation on foreign currency contracts	-	-
Advisory fees	1,240,667	176,271
Sub-advisory fees	58,764	-
Shareholder servicing fees (Note 8)	170,184	13,076
Distribution fees (Note 7)	56,153	7,527
Fund administration fees	64,503	7,994
Transfer agent fees and expenses	39,633	7,378
Fund accounting fees	25,280	8,165
Auditing fees	17,508	16,751
Custody fees	11,093	10,266
Chief Compliance Officer fees	1,514	2,005
Trustees' fees and expenses	238	240
Dividends and interest on securities sold short	-	13,285
Accrued other expenses	68,304	17,659
Total liabilities	3,541,373	53,917,141

Net Assets	$953,921,510	$164,910,681

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$962,468,029	$160,005,763
Accumulated net investment loss	-	-
Accumulated net realized gain (loss) on investments,
purchased options contracts, written options contracts,
futures contracts, securities sold short and
foreign currency transactions	(6,826,708)	71,401
Net unrealized appreciation (depreciation) on:
Investments	(1,719,811)	4,835,964
Futures contracts	-	-
Securities sold short	-	(2,594)
Foreign currency translations	-	147
Net Assets	$953,921,510	$164,910,681

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2015

	361 Managed Futures Strategy Fund	361 Global Long/Short Equity Fund
Maximum Offering Price per Share:
Investor Class Shares*:
Net assets applicable to shares outstanding	$263,117,276	$41,444,068
Shares of beneficial interest issued and outstanding	23,534,989	3,794,391
Redemption price per share	11.18	10.92

Class I Shares:
Net assets applicable to shares outstanding	$690,804,234	$81,578,790
Shares of beneficial interest issued and outstanding	61,221,073	7,451,589
Redemption price per share	$11.28	$10.95

Class Y Shares:
Net assets applicable to shares outstanding	$-	$41,887,823
Shares of beneficial interest issued and outstanding	-	3,824,043
Redemption price per share	$-	$10.95

*	The 361 Managed Futures Strategy Fund, the 361 Global Counter-Trend Fund and the 361 Macro Opportunity Fund re-designated their Class A shares as Investor Class shares effective November 1, 2014.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2015

	361 Global Counter-Trend Fund	361 Macro Opportunity Fund
Assets:
Investments, at cost	$19,547,464	$16,482,497
Foreign currency, at cost	208,319	-
Investments, at value	$19,547,464	$16,583,343
Foreign currency, at value	224,101	-
Cash	-	-
Cash segregated at Custodian	-	602,100
Cash deposited with brokers for securities sold short and
futures contracts	410,513	779,895
Receivables:
Investment securities sold	-	1,384,587
Fund shares sold	2,284	10,848
Dividends and interest	2,244	3,594
Unrealized apprecation on open futures contracts	2,465	-
Prepaid expenses	18,539	16,243
Prepaid offering costs	-	-
Other assets	44	-
Total assets	20,207,654	19,380,610

Liabilities:
Securities sold short, proceeds	$-	$722,060
Securities sold short, at value	$-	$727,567
Payables:
Investment securities purchased	-	113,660
Fund shares redeemed	3,544	13,622
Unrealized depreciation on foreign currency contracts	1,099	-
Advisory fees	7,509	3,310
Sub-advisory fees	-	-
Shareholder servicing fees (Note 8)	5,097	3,080
Distribution fees (Note 7)	2,027	51
Fund administration fees	6,055	4,673
Transfer agent fees and expenses	6,438	7,985
Fund accounting fees	8,433	3,663
Auditing fees	17,485	17,406
Custody fees	3,093	8,539
Chief Compliance Officer fees	870	862
Trustees' fees and expenses	232	704
Dividends and interest on securities sold short	-	-
Accrued other expenses	5,867	6,342
Total liabilities	67,749	911,464

Net Assets	$20,139,905	$18,469,146

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$23,281,177	$19,746,678
Accumulated net investment loss	(369,860)	(52,297)
Accumulated net realized gain (loss) on investments,
purchased options contracts, written options contracts,
futures contracts, securities sold short and
foreign currency transactions	(2,788,515)	(1,320,574)
Net unrealized appreciation (depreciation) on:
Investments	-	100,846
Futures contracts	2,465	-
Securities sold short	-	(5,507)
Foreign currency translations	14,638	-
Net Assets	$20,139,905	$18,469,146

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2015

	361 Global Counter-Trend Fund	361 Macro Opportunity Fund
Maximum Offering Price per Share:
Investor Class Shares*:
Net assets applicable to shares outstanding	$9,694,356	$230,172
Shares of beneficial interest issued and outstanding	1,014,983	25,177
Redemption price per share	9.55	9.14

Class I Shares:
Net assets applicable to shares outstanding	$10,445,549	$18,238,974
Shares of beneficial interest issued and outstanding	1,088,868	1,987,680
Redemption price per share	$9.59	$9.18

*	The 361 Managed Futures Strategy Fund, the 361 Global Counter-Trend Fund and the 361 Macro Opportunity Fund re-designated their Class A shares as Investor Class shares effective November 1, 2014.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended October 31, 2015

	361 Managed Futures Strategy Fund	361 Global Long/Short Equity Fund[1]
Investment Income:
Dividends (net of foreign withholding taxes of $0, $28,473, $0 and $242, respectively)	$-	$604,721
Interest	4,259,872	3,431
Total investment income	4,259,872	608,152

Expenses:
Advisory fees	11,463,438	419,430
Shareholder servicing fees (Note 8)	790,893	29,655
Sub-advisory fees	509,136	-
Fund administration fees	489,356	37,697
Distribution fees (Note 7)	480,816	18,460
Transfer agent fees and expenses	264,272	40,787
Fund accounting fees	145,952	60,599
Shareholder reporting fees	139,704	4,763
Registration fees	88,155	53,291
Custody fees	67,775	48,620
Miscellaneous	52,377	14,293
Legal fees	23,505	27,009
Auditing fees	17,489	16,751
Interest expense	17,341	154,703
Chief Compliance Officer fees	8,801	10,939
Trustees' fees and expenses	7,726	5,199
Insurance fees	2,996	752
Dividends on securities sold short	-	120,797
Offering costs	-	22,367

Total expenses	14,569,732	1,086,112
Advisory/sub-advisory fees waived	(77,700)	(245,985)
Net expenses	14,492,032	840,127
Net investment loss	(10,232,160)	(231,975)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Written Options
Contracts, Futures Contracts, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	(603,932)	(2,619,239)
Purchased options contracts	-	-
Written options contracts	-	-
Futures contracts	(6,119,345)	-
Securities sold short	-	2,914,836
Foreign currency transactions	-	(18,943)
Net realized gain (loss)	(6,723,277)	276,654
Net change in unrealized appreciation/depreciation on:
Investments	(1,402,875)	4,813,843
Futures contracts	-	-
Securities sold short	-	(2,594)
Foreign currency translations	-	147
Net change in unrealized appreciation/depreciation	(1,402,875)	4,811,396
Net realized and unrealized gain (loss) on investments, purchased options contracts,
written options contracts, futures contracts, securities sold short and foreign currency	(8,126,152)	5,088,050

Net Increase (Decrease) in Net Assets from Operations	$(18,358,312)	$4,856,075

[1]	The Global Long/Short Equity Fund commenced operations on December 12, 2014.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued
For the Periods Ended October 31, 2015

	361 Global Counter-Trend Fund	361 Macro Opportunity Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $28,473, $0 and $242, respectively)	$-	$232,219
Interest	17,706	6,633
Total investment income	17,706	238,852

Expenses:
Advisory fees	328,536	188,194
Shareholder servicing fees (Note 8)	27,117	9,536
Fund administration fees	41,341	33,981
Distribution fees (Note 7)	20,187	906
Transfer agent fees and expenses	36,307	36,051
Fund accounting fees	45,290	34,937
Shareholder reporting fees	14,150	6,923
Registration fees	38,091	47,777
Custody fees	13,612	43,722
Miscellaneous	6,899	5,406
Legal fees	17,769	19,169
Auditing fees	16,422	17,368
Interest expense	5,095	1,649
Chief Compliance Officer fees	7,135	6,668
Trustees' fees and expenses	5,987	6,037
Insurance fees	1,169	99
Dividends on securities sold short	-	2,175
Offering costs	5,445	16,983

Total expenses	630,552	477,581
Advisory fees waived	(152,227)	(186,794)
Net expenses	478,325	290,787
Net investment loss	(460,619)	(51,935)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Written Options
Contracts, Futures Contracts, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	-	(1,253,233)
Purchased options contracts	-	133,863
Written options contracts	-	(4,062)
Futures contracts	(586,438)	(46,601)
Securities sold short	-	69,028
Foreign currency transactions	(39,763)	4,071
Net realized gain (loss)	(626,201)	(1,096,934)
Net change in unrealized appreciation/depreciation on:
Investments	-	(84,294)
Futures contracts	196,821	11,032
Securities sold short	-	(5,507)
Foreign currency translations	21,317	(367)
Net change in unrealized appreciation/depreciation	218,138	(79,136)
Net realized and unrealized gain (loss) on investments, purchased options contracts,
written options contracts, futures contracts, securities sold short and foreign currency	(408,063)	(1,176,070)

Net Decrease in Net Assets from Operations	$(868,682)	$(1,228,005)

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2015	October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(10,232,160)	$(9,707,833)
Net realized gain (loss) on investments and futures contracts	(6,723,277)	24,995,863
Capital gain distributions from portfolio funds	-	68,196
Net change in unrealized appreciation/depreciation on investments and
futures contracts	(1,402,875)	(67,294)
Net increase (decrease) in net assets resulting from operations	(18,358,312)	15,288,932

Distributions to Shareholders:
From net realized gain:
Investor Class*	(3,957,428)	(6,370,168)
Class I	(11,405,152)	(10,890,284)
Total distributions to shareholders	(15,362,580)	(17,260,452)

Capital Transactions:
Net proceeds from shares sold:
Investor Class*	195,769,487	124,000,317
Class I	463,064,899	322,673,670
Reinvestment of distributions:
Investor Class*	3,189,630	5,672,574
Class I	9,675,518	8,750,755
Cost of shares redeemed:
Investor Class*	(83,403,705)	(143,085,806)	[1]
Class I	(224,836,975)	(157,651,587)	[2]
Net increase in net assets from capital transactions	363,458,854	160,359,923

Total increase in net assets	329,737,962	158,388,403

Net Assets:
Beginning of period	624,183,548	465,795,145
End of period	$953,921,510	$624,183,548

Capital Share Transactions:
Shares sold:
Investor Class*	16,473,276	11,106,036
Class I	38,945,841	28,785,748
Shares reinvested:
Investor Class*	285,298	513,820
Class I	859,282	788,357
Shares redeemed:
Investor Class*	(7,212,564)	(12,860,260)
Class I	(19,390,654)	(14,054,815)
Net increase in capital share transactions	29,960,479	14,278,886

*	Financial information for the Year Ended October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
[1]	Net of redemption fee proceeds of $99,473.
[2]	Net of redemption fee proceeds of $64,982.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 12, 2014*
through
October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(231,975)
Net realized gain on investments, securities sold short and foreign currency	276,654
Net change in unrealized appreciation/depreciation on investments,
securities sold short and foreign currency	4,811,396
Net increase in net assets resulting from operations	4,856,075

Capital Transactions:
Net proceeds from shares sold:
Investor Class	41,922,423
Class I	88,126,633
Class Y	40,885,030
Class Y - Reorganization	644,141
Cost of shares redeemed:
Investor Class	(1,675,510)
Class I	(9,258,149)
Class Y	(589,962)
Net increase in net assets from capital transactions	160,054,606

Total increase in net assets	164,910,681

Net Assets:
Beginning of period	-
End of period	$164,910,681

Capital Share Transactions:
Shares sold:
Investor Class	3,953,812
Class I	8,324,667
Class Y	3,817,182
Class Y - Reorganization	64,414
Shares redeemed:
Investor Class	(159,421)
Class I	(873,078)
Class Y	(57,553)
Net increase in capital share transactions	15,070,023

*	Commencement of operations.

See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015	For the Period February 12, 2014** through October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(460,619)	$(478,405)
Net realized loss on futures contracts and foreign currency transactions	(626,201)	(2,209,794)
Net change in unrealized appreciation/depreciation on futures contracts and
foreign currency translations	218,138	(201,035)
Net decrease in net assets resulting from operations	(868,682)	(2,889,234)

Capital Transactions:
Net proceeds from shares sold:
Investor Class*	5,368,643	11,869,827
Class I	7,755,368	41,303,222
Cost of shares redeemed:
Investor Class*	(4,682,167)	(2,079,373)	[1]
Class I	(27,465,255)	(8,172,444)	[2]
Net increase (decrease) in net assets from capital transactions	(19,023,411)	42,921,232

Total increase (decrease) in net assets	(19,892,093)	40,031,998

Net Assets:
Beginning of period	40,031,998	-
End of period	$20,139,905	$40,031,998

Accumulated net investment loss	$(369,860)	$(458,868)

Capital Share Transactions:
Shares sold:
Investor Class*	552,741	1,153,962
Class I	812,499	4,001,833
Shares redeemed:
Investor Class*	(483,266)	(208,454)
Class I	(2,896,446)	(829,018)
Net increase (decrease) in capital share transactions	(2,014,472)	4,118,323

*	Financial information for the Year Ended October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Net of redemption fee proceeds of $696.
[2]	Net of redemption fee proceeds of $4,135.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015	For the Period June 30, 2014** through October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(51,935)	$(19,362)
Net realized loss on investments, purchased options contracts, written
options contracts, futures contracts, securities sold short and foreign currency	(1,096,934)	(224,014)
Net change in unrealized appreciation/depreciation on investments,
futures contracts, securities sold short and foreign currency	(79,136)	174,475
Net decrease in net assets resulting from operations	(1,228,005)	(68,901)

Capital Transactions:
Net proceeds from shares sold:
Investor Class*	182,387	306,606
Class I	14,629,820	8,646,653
Cost of shares redeemed:
Investor Class*	(222,332)	(4,923)	[1]
Class I	(3,772,159)	-
Net increase in net assets from capital transactions	10,817,716	8,948,336

Total increase in net assets	9,589,711	8,879,435

Net Assets:
Beginning of period	8,879,435	-
End of period	$18,469,146	$8,879,435

Accumulated net investment loss	$(52,297)	$(13,883)

Capital Share Transactions:
Shares sold:
Investor Class*	18,462	30,654
Class I	1,513,737	878,231
Shares redeemed:
Investor Class*	(23,430)	(509)
Class I	(404,288)	-
Net increase in capital share transactions	1,104,481	908,376

*	Financial information for the Year Ended October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Net of redemption fee proceeds of $0.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
STATEMENT OF CASH FLOWS
For the Period December 12, 2014* through October 31, 2015

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	4,856,075
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Cash received in connection with reorganization of private fund (Note 1)	195,442
Purchase of investment securities	(217,358,252)
Proceeds from sale of investment securities	69,620,757
Proceeds from short sale	79,617,641
Closed short transactions	(31,664,360)
Increase in foreign currency	(21,072)
Purchase of short-term investment, net	(15,495,805)
Increase in cash deposited with broker for securites sold short	(39,102,405)
Increase in receivables for investment securities sold	(2,720,136)
Increase in dividends and interest receivables	(152,963)
Increase in other assets	(53,958)
Increase in payables for securities purchased	8,373,235
Increase in dividends on securities sold short payable	13,285
Increase in Advisory and Subadvisory fees	176,271
Increase in accrued expenses	91,062
Increase in amortization	1
Net realized gain on investments	(321,198)
Net change in unrealized appreciation/depreciation on securities	(4,811,249)
Net cash used for operating activities	(148,757,629)
Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	160,498,458
Redemption of shares	(11,478,852)
Net cash provided by financing activities	149,019,606

Net Increase in Cash	261,977

Cash:
Beginning balance	-
Ending balance	261,977

Non cash financing activities not included herein consist of $644,141 of capital issued in exchange for the net assets of a private Fund (Note 1)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Investor Class*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Period December 20, 2011** through October 31, 2012
Net asset value, beginning of period	$11.34	$11.47	$10.43	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.18)	(0.20)	(0.20)	(0.18)
Net realized and unrealized gain on investments	0.31	0.46	1.24	0.61
Total from investment operations	0.13	0.26	1.04	0.43

Less Distributions:
From net realized gain	(0.29)	(0.40)	(0.01)	-

Redemption fee proceeds[1]	-	0.01	0.01	-	[2]

Net asset value, end of period	$11.18	$11.34	$11.47	$10.43

Total return[3]	1.16%	2.47%	10.09%	4.30%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$263,118	$158,570	$174,619	$32,795

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.09%	2.04%	2.12%	2.53%	[5]
After fees waived and expenses absorbed	2.08%	2.03%	2.14%	2.40%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.54)%	(1.82)%	(1.78)%	(2.08)%	[5]
After fees waived and expenses absorbed	(1.53)%	(1.81)%	(1.80)%	(1.95)%	[5]

Portfolio turnover rate	13%	96%	0%	2%	[4]

*	Financial information from December 20, 2011 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Period December 20, 2011* through October 31, 2012
Net asset value, beginning of period	$11.41	$11.51		$10.45		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.15)	(0.18)		(0.17)		(0.15)
Net realized and unrealized gain on investments	0.31	0.48		1.24		0.60
Total from investment operations	0.16	0.30		1.07		0.45

Less Distributions:
From net realized gain	(0.29)	(0.40)		(0.01)		-

Redemption fee proceeds[1]	-	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.28	$11.41		$11.51		$10.45

Total return[3]	1.42%	2.73%		10.26%		4.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$690,804	$465,614		$291,176		$61,961

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.84%	1.80%		1.87%		2.28%	[5]
After fees waived and expenses absorbed	1.83%	1.79%		1.89%		2.15%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.29)%	(1.58)%		(1.53)%		(1.82)%	[5]
After fees waived and expenses absorbed	(1.28)%	(1.57)%		(1.55)%		(1.69)%	[5]

Portfolio turnover rate	13%	96%		0%		2%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not Annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 12, 2014* through October 31, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)
Net realized and unrealized gain on investments	1.00
Total from investment operations	0.92

Net asset value, end of period	$10.92

Total return[2]	9.20%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,444

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.42%	[4]
After fees waived and expenses absorbed	2.69%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.61)%	[4]
After fees waived and expenses absorbed	(0.88)%	[4]

Portfolio turnover rate	204%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 12, 2014* through October 31, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)
Net realized and unrealized gain on investments	1.01
Total from investment operations	0.95

Net asset value, end of period	$10.95

Total return[2]	9.50%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,579

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.19%	[4]
After fees waived and expenses absorbed	2.46%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.38)%	[4]
After fees waived and expenses absorbed	(0.65)%	[4]

Portfolio turnover rate	204%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund
FINANCIAL HIGHLIGHTS
Class Y

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 12, 2014* through October 31, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.05)
Net realized and unrealized gain on investments	1.00
Total from investment operations	0.95

Net asset value, end of period	$10.95

Total return[2]	9.50%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,888

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.09%	[4]
After fees waived and expenses absorbed	2.36%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.28)%	[4]
After fees waived and expenses absorbed	(0.55)%	[4]

Portfolio turnover rate	204%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
FINANCIAL HIGHLIGHTS
Investor Class*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Period February 12, 2014** through October 31, 2014
Net asset value, beginning of period	$9.71	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.20)	(0.16)
Net realized and unrealized gain (loss) on investments	0.04	(0.13)
Total from investment operations	(0.16)	(0.29)

Redemption fee proceeds[1]	-	-	[2]

Net asset value, end of period	$9.55	$9.71

Total return[3]	(1.65)%	(2.90)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,694	$9,177

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.78%	2.60%	[5]
After fees waived and expenses absorbed	2.15%	2.24%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(2.71)%	(2.59)%	[5]
After fees waived and expenses absorbed	(2.08)%	(2.23)%	[5]

Portfolio turnover rate	0%	0%	[4]

*	Financial information from February 12, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Counter-Trend Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Period February 12, 2014* through October 31, 2014
Net asset value, beginning of period	$9.72	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investments	0.05	(0.13)
Total from investment operations	(0.13)	(0.28)

Redemption fee proceeds[1]	-	-	[2]

Net asset value, end of period	$9.59	$9.72

Total return[3]	(1.34)%	(2.80)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,446	$30,855

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.53%	2.36%	[5]
After fees waived and expenses absorbed	1.90%	2.00%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(2.46)%	(2.35)%	[5]
After fees waived and expenses absorbed	(1.83)%	(1.99)%	[5]

Portfolio turnover rate	0%	0%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not Annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Period June 30, 2014** through October 31, 2014
Net asset value, beginning of period	$9.77	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.05)
Net realized and unrealized loss on investments	(0.57)	(0.18)
Total from investment operations	(0.63)	(0.23)

Redemption fee proceeds[1]	-	-

Net asset value, end of period	$9.14	$9.77

Total return[2]	(6.45)%	(2.30)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$230	$294

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	3.41%	6.82%	[4]
After fees waived and expenses absorbed	2.17%	2.22%	[4]
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(1.83)%	(5.99)%	[4]
After fees waived and expenses absorbed	(0.59)%	(1.39)%	[4]

Portfolio turnover rate	1,596%	628%	[3]

*	Financial information from June 30, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015	For the Period June 30, 2014* through October 31, 2014
Net asset value, beginning of period	$9.78	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.04)
Net realized and unrealized loss on investments	(0.57)	(0.18)
Total from investment operations	(0.60)	(0.22)

Redemption fee proceeds[1]	-	-

Net asset value, end of period	$9.18	$9.78

Total return[2]	(6.13)%	(2.20)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,239	$8,585

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	3.16%	6.57%	[4]
After fees waived and expenses absorbed	1.92%	1.97%	[4]
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(1.58)%	(5.74)%	[4]
After fees waived and expenses absorbed	(0.34)%	(1.14)%	[4]

Portfolio turnover rate	1,596%	628%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

361 Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”), 361 Global Long/Short Equity Fund (“Global Long/Short Equity” or “Global Long/Short Equity Fund”), 361 Global Counter-Trend Fund (formerly known as 361 Global Managed Futures Strategy Fund) (“Global Counter-Trend” or “Global Counter-Trend Fund”) and 361 Macro Opportunity Fund (formerly known as the 361 Global Macro Opportunity Fund)(“Macro Opportunity” or “Macro Opportunity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Global Long/Short Equity Fund’s primary investment objective is to seek to achieve long-term capital appreciation. As a secondary objective, the Global Long/Short Equity Fund also seeks to preserve capital in down markets. The Fund commenced investment operations on December 12, 2014, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund commenced operations on December 12, 2014, prior to which its only activity was the receipt of a $10,010 investment from the Fund’s advisor and a $644,131 transfer of shares of the Fund in exchange for the net assets of the Analytic Global Long/Short Equity Fund, L.P., a Delaware limited partnership (“L.P”). This exchange was nontaxable, whereby the Fund issued 64,413 shares for the net assets of the SMA on December 12, 2014. Gross assets with a fair market value of $830,593 consisting of cash, interest receivable and securities of the L.P. with a fair value of $644,098 (identified cost of investments transferred $638,574) were the primary assets received by the Fund. The Fund also assumed a liability for short securities with a fair market value of $186,452 (identified proceeds of $203,052) as part of this exchange. For financial reporting purposes, assets and liabilities received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the L.P. was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Global Counter-Trend Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets. The Fund commenced investment operations on February 12, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Macro Opportunity Fund’s primary investment objective is to seek long–term positive absolute return. The Fund commenced investment operations on June 30, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Open-end mutual fund investments (including money market funds) are valued at net asset value. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Options
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Transactions in options contracts written for the year ended October 31, 2015 in the Macro Opportunity Fund were as follows:

	Number of Contracts	Premium Amount
Outstanding at October 31, 2014	-	$-
Options written	180	50,959
Options terminated in closing purchasing transactions	(180)	(50,959)
Options expired	-	-
Options exercised	-	-
Outstanding at October 31, 2015	-	$-

(c) Stock Index Futures
The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales
Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Short-Term Investments
The Macro Opportunity Fund invests a significant amount (79.5% of its net assets as of October 31, 2015) in the Fidelity Institutional Money Market Fund (“FMPXX”). FMPXX invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector. The Managed Futures Strategy Fund and Global Counter-Trend Fund invest a significant amount (30.9% and 97.1%, respectively, of its net assets as of October 31, 2015) in the Federated Prime Value Obligations Fund (“PVOXX”). PVOXX invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. FMPXX and PVOXX invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FMPXX or PVOXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FMPXX and PVOXX seek to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FMPXX and PVOXX.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

FMPXX and PVOXX file complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per September 30, 2015 Semi-Annual report of Fidelity Institutional Money Market Fund was 0.18%. The net expense ratio per July 31, 2015 Semi-Annual report of Federated Prime Value Obligations Fund was 0.20%.

(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Global Long/Short Equity Fund incurred offering costs of approximately $25,160, which are being amortized over a one-year period from December 12, 2014 (commencement of operations).

The Global Counter-Trend Fund incurred offering costs of approximately $19,109, which were amortized over a one-year period from February 12, 2014 (commencement of operations).

The Macro Opportunity Fund incurred offering costs of approximately $25,317, which were amortized over a one-year period from June 30, 2014 (commencement of operations).

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms. At October 31, 2015, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, written options contracts or futures contracts, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2015, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

(g) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods ended October 31, 2012 through 2014, and as of and during the periods ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Investor Class Shares†	Total Limit on Annual Operating Expenses Class I Shares†	Total Limit on Annual Operating Expenses Class Y Shares†
Managed Futures Strategy Fund	1.50%	2.24%	1.99%	-
Global Long/Short Equity Fund	1.25%	1.94%	1.69%	1.54%
Global Counter-Trend Fund*	1.25%	2.04%	1.79%	-
Macro Opportunity Fund	1.25%	2.15%	1.90%	-

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*
The current expense information for Global Counter-Trend Fund was effective March 1, 2015. Prior to March 1, 2015, investment advisory fees were 1.50%. Total limit on annual operating expenses, Investor Class and Class I were 2.24% and 1.99%, respectively.

Federated Investment Management Company (“Federated” or the “Sub-Advisor”) serves as sub-advisor to the Managed Futures Strategy Fund. Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee of 0.10% of the allocated average net assets of the Fund on the first $250 million and 0.08% on such assets over $250 million. The Sub-Advisor may invest the cash portion of its allocated Fund assets in money market mutual funds managed by Federated (the “Federated Money Market Funds”). The Sub-Advisor waives its sub-advisory fee equal to the amount of management fee it received from the Fund’s investments in the Federated Money Market Funds. For the year ended October 31, 2015, the Sub-Advisor waived $77,700 of its sub-advisory fees.

The Advisor has engaged Analytic Investors, LLC (the "Sub-Advisor") to manage the assets of the 361 Global Long/Short Equity Fund and pays the Sub-Advisor from its advisory fees.

For the periods ended October 31, 2015, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees waived	Other expenses absorbed	Total
Managed Futures Strategy Fund	$-	$-	$-
Global Long/Short Equity Fund	245,985	-	245,985
Global Counter-Trend Fund	152,227	-	152,227
Macro Opportunity Fund	186,794	-	186,794
	$585,006	$-	$585,006

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Managed Futures Strategy Fund	Global Long/Short Equity Fund	Global Counter- Trend Fund	Macro Opportunity Fund
2016	$-	$-	$-	$-
2017	-	-	85,151	77,411
2018	-	245,985	152,227	186,794

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended October 31, 2015, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended October 31, 2015, are reported on the Statements of Operations.

During the period ended October 31, 2015, the Managed Futures Strategy Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act:

	Purchases	Sales
Managed Futures Strategy Fund	$50,208,975	$-

Note 4 – Federal Income Taxes
At October 31, 2015, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Managed Futures Strategy Fund	Global Long/Short Equity Fund	Global Counter- Trend Fund	Macro Opportunity Fund
Cost of investments	$957,577,880	$162,710,005	$19,547,464	$16,483,089

Gross unrealized appreciation	$283,555	$7,410,808	$-	$109,060
Gross unrealized depreciation	(2,003,366)	(4,032,185)	-	(8,806)
Net unrealized appreciation/ (depreciation) on investments	$(1,719,811)	$3,378,623	$-	$100,254

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Managed Futures Strategy Fund	$(10,131,845)	$10,232,160	$(100,315)
Global Long/Short Equity Fund	(26,722)	231,975	(205,253)
Global Counter-Trend Fund	(589,382)	549,627	39,755
Macro Opportunity Fund	(14,058)	13,521	537

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Managed Futures Strategy Fund	Global Long/Short Equity Fund	Global Counter- Trend Fund	Macro Opportunity Fund
Undistributed ordinary income	$-	$1,771,694	$-	$-
Undistributed long-term capital gains	-	1,436	-	-
Tax accumulated earnings	-	1,773,130	-	-

Accumulated capital and other losses	(6,826,708)	-	(3,155,910)	(1,346,951)
Net unrealized appreciation (depreciation) on investments	(1,719,811)	3,378,623	-	100,254
Net unrealized appreciation (depreciation) on foreign currency, futures contracts and securities sold short	-	(246,835)	14,638	(30,835)
Total accumulated earnings (deficit)	$(8,546,519)	$4,904,918	$(3,141,272)	$(1,277,532)

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The tax character of the distributions paid during the fiscal years ended October 31, 2015, and October 31, 2014 were as follows:

	Managed Futures Strategy Fund		Global Long/Short Equity Fund
Distributions paid from:	2015	2014	2015
Ordinary income	$437,750	$4,551,165	$-
Net long-term capital gains	14,924,830	12,709,287	-
Total distributions paid	$15,362,580	$17,260,452	$-

	Global Counter-Trend Fund		Macro Opportunity Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary income	$-	$-	$-	$-
Net long-term capital gains	-	-	-	-
Total distributions paid	$-	$-	$-	$-

For Federal income tax purposes, the Managed Futures Strategy Fund designates long-term capital gain dividends of $14,924,830, or the amount determined to be necessary, for the tax year ended October 31, 2015.

At October 31, 2015 the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Managed Futures Strategy Fund	$3,153,512	$3,673,196	$6,826,708
Global Counter-Trend Fund	1,114,514	1,671,536	2,786,050
Macro Opportunity Fund	1,237,379	57,275	1,294,654

As of October 31, 2015, the following Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes.

Fund	Late-Year Ordinary Losses
Global Counter-Trend Fund	$369,860
Macro Opportunity Fund	52,297

Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
Effective August 28, 2014 the Funds no longer charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 6 – Investment Transactions
For the periods ended October 31, 2015, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales	Securities sold short	Cover short securities
Managed Futures Strategy Fund	$251,593,486	$64,270,698	$-	$-
Global Long/Short Equity Fund	217,358,252	69,620,757	79,617,641	31,664,360
Global Counter-Trend Fund	-	-	-	-
Macro Opportunity Fund	131,533,868	132,542,465	1,960,568	1,169,480

Note 7 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class, payable to IMST Distributors, LLC. Class I and Class Y shares do not pay any distribution fees.

For the periods ended October 31, 2015, for the Managed Futures Strategy Fund, Global Long/Short Equity Fund, Global Counter-Trend Fund and Macro Opportunity Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class Y shares do not participate in the Shareholder Servicing Plan.

For the periods ended October 31, 2015, for the Managed Futures Strategy Fund, Global Long/Short Equity Fund, Global Counter-Trend Fund and Macro Opportunity Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Funds’ assets carried at fair value:

Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$274,517,024	$-	$274,517,024
Corporate Bonds[1]	-	285,859,799	-	285,859,799
Medium Term Notes[1]	-	100,949,561	-	100,949,561
Short-Term Investments	294,531,685	-	-	294,531,685
Total Investments	$294,531,685	$661,326,384	$-	$955,858,069

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Global Long/Short Equity Fund	Level 1	Level 2	Level 3**	Total
Assets
Common Stocks
Basic Materials	$972,595	$-	$-	$972,595
Communications	5,400,404	3,401,282	-	8,801,686
Consumer, Cyclical	36,508,324	7,593,423	-	44,101,747
Consumer, Non-cyclical	17,679,995	1,734,791	-	19,414,786
Diversified	-	1,563,305	-	1,563,305
Energy	5,100,962	3,179,239	-	8,280,201
Financial	9,734,379	12,629,866	-	22,364,245
Industrial	12,750,256	6,663,605	-	19,413,861
Technology	21,101,088	1,046,058	-	22,147,146
Utilities	1,191,642	2,341,609	-	3,533,251
Short-Term Investments	15,495,805	-	-	15,495,805
Total Assets	$125,935,450	$40,153,178	$-	$166,088,628

Liabilities
Common Stocks
Basic Materials	$1,031,108	$2,440,223	$-	$3,471,331
Communications	1,432,274	773,455	-	2,205,729
Consumer, Cyclical	3,459,555	-	-	3,459,555
Consumer, Non-cyclical	6,250,800	2,245,278	-	8,496,078
Energy	20,916,668	554,678	-	21,471,346
Financial	3,958,878	410,062	-	4,368,940
Industrial	-	1,043,140	-	1,043,140
Utilities	-	702,400	-	702,400
Total Liabilities	$37,049,283	$8,169,236	$-	$45,218,519

Global Counter-Trend Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Short-Term Investments	$19,547,464	$-	$-	$19,547,464
Total Investments	19,547,464	-	-	19,547,464
Other Financial Instruments[2]
Futures Contracts	2,465	-	-	2,465
Total Assets	$19,549,929	$-	$-	$19,549,929

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Macro Opportunity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$973,264	$-	$-	$973,264
Exchange-Traded Funds	926,484	-	-	926,484
Short-Term Investments	14,683,595	-	-	14,683,595
Total Assets	$16,583,343	$-	$-	$16,583,343

Liabilities
Securities Sold Short
Common Stocks[1]	$271,559	$-	$-	$271,559
Exchange-Traded Funds	456,008			456,008
Total Liabilities	$727,567	$-	$-	$727,567

[1]	For a detailed break-out of common stocks, corporate bonds and medium term notes by major industry classification, please refer to the Schedule of Investments.
[2]
Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

*	The Funds did not hold any Level 2 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the periods ended October 31, 2015.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2015 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Global Counter-Trend Fund	Unrealized appreciation/depreciation on open futures contracts	Equity contracts	$2,465	$-
Total			$2,465	$-

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The effects of derivative instruments on the Statement of Operations for the periods ended October 31, 2015 for the Managed Futures Strategy, Global Counter-Trend and Macro Opportunity Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$(6,119,345)	$-	$-	$(6,119,345)
Global Counter-Trend Fund	Equity Contracts	(586,438)	-	-	(586,438)
Macro Opportunity Fund	Equity Contracts	(30,082)	133,863	(4,062)	99,719
	Volatility contracts	(16,519)	-	-	(16,519)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Global Counter-Trend Fund	Equity Contracts	$196,821	$-	$-	$196,821
Macro Opportunity Fund	Equity Contracts	11,314	-	-	11,314
	Volatility contracts	(282)	-	-	(282)

The quarterly average volumes of derivative instruments as of October 31, 2015 are as follows:

	Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	1,427	-	-	1,427
Global Counter-Trend Fund	Equity Contracts	95	36	-	131
Macro Opportunity Fund	Equity Contracts	1	2	129	132
	Volatility Contracts	-	1	-	1

Note 12 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Global Long/Short Equity Fund declared the payment of a distribution to be paid, on December 3, 2015, to shareholders of record on December 2, 2015 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
Global Long/Short Equity Fund	Investor Class Shares	$0.0931	None	None
Global Long/Short Equity Fund	Class I Shares	0.0931	None	None
Global Long/Short Equity Fund	Class Y Shares	0.0931	None	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of 361 Managed Futures Strategy Fund, 361 Global Counter-Trend Fund (formerly 361 Global Managed Futures Strategy Fund), 361 Macro Opportunity Fund (formerly 361 Global Macro Opportunity Fund) and 361 Global Long/Short Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2015, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated within the financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 361 Managed Futures Strategy Fund, 361 Global Counter-Trend Fund, 361 Macro Opportunity Fund and 361 Global Long/Short Fund as of October 31, 2015, and the results of their operations and cash flows, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2015

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited)

The Managed Futures Strategy Fund designates $14,921,713 of long-term capital gain dividends paid, or if different, the amount determined to be necessary, for the taxable year ended October 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Global Long/Short Equity Fund designates 36.28% of its ordinary income dividends, including short-term capital gain, as qualified dividend income for the taxable year ended October 31, 2015.

The Global Long/Short Equity Fund designates 16.76% of its ordinary income dividends, including short-term capital gain, as qualifying for the dividend received deduction available to corporate shareholders for the taxable year ended October 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888-736-1227) or on the Funds’ website at www.361funds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

361 Macro Opportunity Fund, 361 Global Counter-Trend Fund and 361 Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015 and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and 361 Capital, LLC (the “Investment Advisor”) with respect to the 361 Macro Opportunity Fund (formerly the 361 Global Macro Opportunity Fund) (the “Macro Fund”), 361 Global Counter-Trend Fund (formerly the 361 Global Managed Futures Strategy Fund) (the “Counter-Trend Fund”) and 361 Managed Futures Strategy Fund (the “Managed Futures Fund”) series of the Trust (the “Funds”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund universe (each a “Performance Universe”) for various periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law(s)? for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Macro Fund’s return for the nine-month period was below the return of the S&P 500 Index by 9.24%, the Performance Peer Group median return by 5.41%, and the Multialternative Performance Universe median return by 5.04%. The Board noted that the Fund’s performance record was short and that review of the Fund’s performance over a longer period would be more meaningful.

•	The return of the Counter-Trend Fund for the one-year period was below the return of the Citi 3-Month Treasury Bill Index by 1.87% and the Performance Peer Group and Managed Futures Performance Universe median returns by 16.07%. The Board noted that the Fund’s performance record was short and that review of the Fund’s performance over a longer period would be more meaningful. The Board also noted that the Performance Peer Group and Performance Universe included both global and domestic managed futures funds, which made assessment of the Fund’s performance more challenging.

361 Macro Opportunity Fund, 361 Global Counter-Trend Fund and 361 Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	For the three-year period the Managed Futures Fund’s annualized total return was higher than the Performance Peer Group and Managed Futures Performance Universe median returns and the return of the Citibank 3-Month Treasury Bill Index. For the one-year period the performance of the Fund was higher than the Citibank Index return but below the median returns of funds in the Performance Peer Group and the Performance Universe by 1.30% and 1.14%, respectively.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of each Fund. The materials reviewed by the Board indicated the following:

•	The Macro Fund’s investment advisory fees (gross of fee waivers) were the same as the Expense Peer Group and Multialternative Expense Universe medians, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 0.25% and the Expense Universe median by 0.27%. The Board noted, however, that as of May 31, 2015, the Fund had only $4 million in assets and was significantly smaller than the average asset sizes of funds in the Expense Peer Group and the Expense Universe.

•	The Counter-Trend Fund’s investment advisory fees (gross of fee waivers) were the same as the Expense Peer Group and the Managed Futures Expense Universe medians, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 0.11% and the Expense Universe median by 0.14%. The Board noted, however, that as of May 31, 2015, the Fund was smaller than the average asset sizes of funds in the Expense Peer Group and the Expense Universe. The Board also noted that in March 2015 the Investment Advisor had reduced its advisory fee by 0.25% in an attempt to make the Fund more attractive to potential investors and increase its assets.

•	The Managed Futures Fund’s investment advisory fees (gross of fee waivers) were above the Expense Peer Group and Managed Futures Expense Universe medians by 0.25%, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 0.11% and the Expense Universe median by 0.14%. The Board noted that the advisory fee for the Managed Futures Fund was 0.25% higher than the advisory fee for the Counter-Trend Fund, which is a global managed futures fund, and considered the Investment Advisor’s explanation that the unique trading model employed by the Managed Futures Fund requires it to invest in futures very close to the time of the market close, but limits its trading volume so that the Fund does not affect market prices, and that the Fund could grow only to a certain asset level before its trading level becomes high enough to affect trade execution and therefore hinder Fund performance. The Board also noted the Investment Advisor’s explanation that the Counter-Trend Fund does not currently have the same challenges in implementing the model as the Managed Futures Fund, as the Counter-Trend Fund trades in multiple, highly liquid markets and has more investment opportunities than the Managed Futures Fund, which focuses solely on domestic equity futures.

The Board also considered that the Investment Advisor does not manage assets for any other clients using the same investment strategies as those used by any Fund, and therefore it could not compare each Fund’s advisory fees with those of any other clients of the Investment Advisor. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to each Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

361 Macro Opportunity Fund, 361 Global Counter-Trend Fund and 361 Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended April 30, 2015, noting that the Investment Advisor had waived a significant portion of its advisory fees with respect to the Counter-Trend Fund, and in addition to waiving all of its advisory fees with respect to the Macro Fund, it had subsidized certain operating expenses of, and realized no profits with respect to, that Fund. In the case of the Managed Futures Fund and the Counter-Trend Fund, the Board determined that the Investment Advisor’s profitability was reasonable. The Board also considered the potential benefits (other than investment advisory fees) received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, including research services made available to it by broker-dealers that provide execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also noted that although there were no advisory fee breakpoints, the Investment Advisor had recently reduced the advisory fee of the Global Managed Futures Fund, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and any such economies would be considered in the future, as the assets of the Funds grow. With respect to the Managed Futures Fund, the Board also noted that the capacity constraints described by the Investment Advisor could limit economies of scale realized by the Investment Advisor by virtue of limiting the asset size of that Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

361 Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Managed Futures Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Investor Class	Actual Performance	$1,000.00	$965.50	$10.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.79	10.50
Class I	Actual Performance	1,000.00	965.80	9.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.05	9.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% and 1.82% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

361 Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2015 (Unaudited)

Global Long/Short Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual Performance
Investor Class	$1,000.00	$1,103.00	$14.25
Class I	1,000.00	1,104.90	13.09
Class Y	1,000.00	1,104.90	12.56
Hypothetical (5% annual return before expenses)	5/1/15	10/31/15	5/1/15 – 10/31/15
Investor Class	$1,000.00	$1,011.65	$13.63
Class I	1,000.00	1,012.77	12.52
Class Y	1,000.00	1,013.27	12.01

*	Expenses are equal to the Fund’s annualized expense ratio of 2.69%, 2.47% and 2.37% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Global Counter-Trend Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Investor Class	Actual Performance	$1,000.00	$982.50	$10.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.51	10.77
Class I	Actual Performance	1,000.00	983.60	8.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.32	8.96

*	Expenses are equal to the Fund’s annualized expense ratio of 2.12% and 1.76% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Macro Opportunity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Investor Class	Actual Performance	$1,000.00	$956.10	$10.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.19	11.09
Class I	Actual Performance	1,000.00	957.20	9.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.47	9.81

*	Expenses are equal to the Fund’s annualized expense ratio of 2.18% and 1.93% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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361 Funds
Each a series of Investment Managers Series Trust

Investment Advisor
361 Capital, LLC
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Managed Futures Strategy Fund – Investor Class shares	AMFQX	461 418 345
361 Managed Futures Strategy Fund – Class I shares	AMFZX	461 418 337
361 Global Long/Short Equity Fund – Investor Class shares	AGAQX	461 41Q 881
361 Global Long/Short Equity Fund – Class I shares	AGAZX	461 41Q 873
361 Global Long/Short Equity Fund – Class Y shares	AGAWX	461 41Q 865
361 Global Counter-Trend Fund – Investor Class shares	AGFQX	461 41P 347
361 Global Counter-Trend Fund – Class I shares	AGFZX	461 41P 339
361 Macro Opportunity Fund - Investor Class shares	AGMQX	461 41P 461
361 Macro Opportunity Fund - Class I shares	AGMZX	461 41P 453

Privacy Principles of the 361 Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 736-1227 (888-7361CAP).  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

361 Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$59,250	$55,500
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$10,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill

Date	1/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/2016